UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

GARTNER, INC.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 6/5/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Gartner 2007 Annual Report and Proxy Statement for 2008 Annual Meeting

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 5/16/08.

To request material:    Internet:  www.proxyvote.com    Telephone:  1-800-579-1639    **Email:   sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

GARTNER, INC. 56 TOP GALLANT ROAD STAMFORD, CT 06904-2212	GARTNER, INC.
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The ANNUAL Meeting for holders as of 4/8/08 is to be held on 6/5/08 at 10:00 a.m. EST

at:	Gartner, Inc.

56 Top Gallant Road

Stamford, CT 06904-2212

Meeting Directions

For directions to the Annual Meeting, please call 203-316-6537

Voting items

The Board of Directors recommends a vote “FOR” items 1 and 2.

1.	To elect as Directors of Gartner, the nominees listed below.

(1)	Michael J. Bingle

(2)	Richard J. Bressler

(3)	Karen E. Dykstra

(4)	Russell P. Fradin

(5)	Anne Sutherland Fuchs

(6)	William O. Grabe

(7)	Eugene A. Hall

(8)	Max D. Hopper

(9)	John R. Joyce

(10)	Stephen G. Pagliuca

(11)	James C. Smith

(12)	Jeffrey W. Ubben

2.	Ratification of the selection of KPMG LLP as Gartner’s independent auditors for the fiscal year ending December 31, 2008.

3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.